Exhibit 10.81

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

EXECUTION VERSION

AMENDMENT NO. 5

to the

MASTER REPURCHASE AGREEMENT

Dated as of May 11, 2015,

among

CALIBER HOME LOANS, INC.,

BARCLAYS BANK PLC,

and

SUTTON FUNDING LLC

This AMENDMENT NO. 5 (this “Amendment”) is made this 12th day of May, 2017 (the “Amendment Effective Date”), among CALIBER HOME LOANS, INC., as seller (“Seller”), BARCLAYS BANK PLC, as a purchaser and as agent (“Barclays” or “Agent”) and SUTTON FUNDING LLC, as a purchaser (“Sutton” or a “Purchaser,” and collectively with Barclays, the “Purchasers”), to the Master Repurchase Agreement, dated as of May 11, 2015, between Seller, Barclays, and Sutton, as such agreement may be amended from time to time (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Seller and the Purchasers have agreed to amend the Agreement to make certain changes thereto, each as more specifically set forth herein; and

WHEREAS, as of the date hereof, Seller represents to Purchasers that Seller is in compliance in all respects with the terms and conditions of the Agreement and each other Program Document and that no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Omnibus Amendment. Effective as of the date hereof, each of Seller, Barclays and Sutton acknowledges and agrees that as of the date hereof with respect to this Agreement and each other Program Document, Sutton shall no longer be a “Purchaser” as defined therein. Notwithstanding any contrary language in the Agreement, any and all instances of the defined term “Purchaser” or “applicable Purchaser” or terms of similar import, shall be deemed to refer solely to Barclays. The parties acknowledge and agree that Barclays is the sole “Purchaser” under the Agreement. All instances of the defined term “Sutton” in the Agreement shall be replaced with “Purchaser”.

SECTION 2. Amendments. Effective as of the date hereof:

(a) Section 2(a) of the Agreement is hereby amended by deleting the definitions of “Income”, “Maturity Date”, “Modified Loans”, “Net Income”, “Repurchase Date”, “Same-Day Wet-Ink Mortgage Loans”, and “Transaction Notice”, in their entirety and replacing them with the following:

“Income” means, with respect to any Purchased Asset at any time, any principal and/or interest thereon and all dividends, sale proceeds, securitization proceeds, liquidation proceeds, insurance proceeds (including without limitation any payments received with respect to any Insurance Claim) and all other proceeds as defined in Section 9 102(a)(64) of the Uniform Commercial Code and all other collections and distributions thereon (including, without limitation, any proceeds received in respect of mortgage insurance), except for Prepayment Income.

“Maturity Date” means May 11, 2018.

“Modified Loan” means an Eligible Mortgage Loan that (a) is insured by FHA, (b) was (i) purchased out of a Ginnie Mae Security solely as a result of final modifications to such Eligible Mortgage Loan, or (ii) was purchased out of a Ginnie Mae Security as a result of delinquent mortgage payments but, without any loan modifications, subsequently became reperforming and (c) is a Ginnie Mae Mortgage Loan.

“Net Income” shall mean, for any period, the net income of any Person for such period as determined in accordance with GAAP, less the sum of (i) fair value adjustments to the mortgage servicing rights, and (ii) gain or loss attributable to hedges in respect of mortgage servicing rights of such Person.

“Repurchase Date” means, with respect to any Transaction, the earliest of (i) the Termination Date, (ii) the second Business Day following Seller’s written notice to Purchaser requesting a repurchase of such Transaction or (iii) at the conclusion of the Maximum Time on Facility for each such Transaction, or if such day is not a Business Day, the immediately following Business Day. Notwithstanding the foregoing, the Repurchase Date for any Eligible REO Property shall be the earliest of (i), (ii), or (iii) above; it being understood that the conversion of an FHA Buyout Loan to Eligible REO Property, while affecting the Maximum Time on Facility, does not constitute a new Transaction subject to a separate Transaction Notice under this Agreement.

“Same-Day Wet-Ink Mortgage Loans” shall mean Wet Ink-Mortgage Loans where Seller has requested a Purchase Date on the same day on which Seller has delivered the Mortgage Loan Schedule in accordance with Section 2(b)(iv) of the Custodial Agreement.

“Transaction Notice” means a written request of Seller to enter into a Transaction in the form of the Mortgage Loan Schedule or such other form as shall be mutually agreed upon among Seller and Purchaser. Seller shall be deemed to make the representations and warranties contained on Exhibit C to Purchaser upon the delivery of each Transaction Notice.

(b) Section 2(a) of the Agreement is hereby amended by adding the definition of “Insurance Claim” in the appropriate alphabetical order:

“Insurance Claim” the right to receive payment of any insurance claim pursuant to an FHA Insurance Contract.

(c) Section 2(a) of the Agreement is hereby amended by deleting the definition of “High LTV Agency Eligible Mortgage Loan” and replacing it with the following:

“High LTV Fannie/Freddie Eligible Mortgage Loan” means any Fannie Mae Mortgage Loan or Freddie Mac Mortgage Loan that has a loan-to-value ratio or combined loan-to-value ratio between [***] and [***].

Caliber- Barclays—Amendment No. 5 to Master Repurchase Agreement—Page 2

(d) Section 2(a) of the Agreement is hereby amended by deleting the definition of “High LTV Agency Eligible Mortgage Loan Sublimit” and replacing it with the following:

“High LTV Fannie/Freddie Eligible Mortgage Loan Sublimit” has the meaning assigned thereto in the Pricing Side Letter

(e) The Agreement is hereby amended by replacing all instances of the defined term “High LTV Agency Eligible Mortgage Loan” with “High LTV Fannie/Freddie Eligible Mortgage Loan”.

(f) Section 2(a) of the Agreement is hereby amended by deleting the definition of “Next-Day Mortgage Loans” and replacing it with the following:

“Next-Day Wet-Ink Mortgage Loans” shall mean Wet Ink-Mortgage Loans where Seller has requested a Purchase Date on the Business Day following the day that Seller has delivered the Mortgage Loan Schedule in accordance with Section 2(b)(iv) of the Custodial Agreement.

(g) Section 2(a) of the Agreement is hereby amended by deleting the definition of “Seller Mortgage Loan Schedule” and replacing it with the following:

“Mortgage Loan Schedule” means the list of Purchased Assets proposed to be purchased by a Purchaser, in the form of Exhibit H hereto, that will be delivered in an excel spreadsheet format by Seller to the Purchaser and Custodian and attached by the Custodian to the related Certification.

(h) The Agreement is hereby amended by replacing all instances of the defined term “Seller Mortgage Loan Schedule” with “Mortgage Loan Schedule”.

(i) Section 3(c) of the Agreement is hereby amended by deleting such Section 3(c) in its entirety and replacing it with the following:

(c) Seller shall request that Purchaser enter into a Transaction with respect to any Eligible Loan by delivering to the indicated required parties (each, a “Required Recipient”) the required delivery items (each, a “Required Delivery Item”) set forth in the table below by the corresponding required delivery time (the “Required Delivery Time”), and such Transaction shall occur no later than the corresponding required purchase time (the “Required Purchase Time”):

Purchased Asset Type	Required Delivery Items	Required Delivery Time	Required Recipient	Required Purchase Time

Eligible Mortgage Loans (other than Wet-Ink Mortgage	Mortgage Loan Schedule	No later than 5:00 p.m. (New York City time) on the Business Day prior to the requested Purchase Date	Purchaser and Custodian	No later than 3:00 p.m. (New York City time) on the requested Purchase Date

Caliber- Barclays—Amendment No. 5 to Master Repurchase Agreement—Page 3

Purchased Asset Type	Required Delivery Items	Required Delivery Time	Required Recipient	Required Purchase Time
Loans, FHA Buyout Loans and Modified Loans)	For Correspondent Loans, the correspondent seller release, duly executed and delivered by each applicable correspondent seller	No later than 5:00 p.m. (New York City time) on the Business Day prior to the requested Purchase Date	Custodian
	For all Eligible Mortgage Loans (other than Wet-Ink Mortgage Loans): the complete Mortgage Files to Custodian for each Mortgage Loan subject to such Transaction	No later than 5:00 p.m. (New York City time) on the Business Day prior to the requested Purchase Date	Custodian

Next-Day Wet- Ink Mortgage Loans	Mortgage Loan Schedule	No later than 4:00 p.m. (New York City time) on the Business Day prior to the requested Purchase Date	Purchaser (Barclays), Custodian and Disbursement Agent	No later than two (2) hours after receipt of the Required Delivery Items within the Required Delivery Time on the requested Purchase Date
Same-Day Wet- Ink Mortgage Loans	Mortgage Loan Schedule	No later than 4:00 p.m. (New York City time) on the requested Purchase Date	Purchaser (Barclays), Custodian and Disbursement Agent

FHA Buyout Loans and Modified Loans	Mortgage Loan Schedule	No later than 5:00 p.m. (New York City time) on the second Business Day prior to the requested Purchase Date	Barclays (FHA Loans), Barclays (Modified Loans) and Custodian	No later than 3:00 p.m. (New York City time) on the requested Purchase Date

By submitting a Mortgage Loan Schedule, Seller hereby agrees that it shall be deemed to have made all of the representations and warranties set forth on Exhibit C hereto. For the avoidance of doubt, Purchaser shall not enter into more than three (3) Transactions on any Business Day.

(j) Section 3(e) of the Agreement is hereby amended by deleting the reference to “Transaction Notice” contained therein and replacing it with “Mortgage Loan Schedule”.

(k) Section 4 of the Agreement is hereby amended by deleting the words “and the related Transaction Notice” on the sixth line therein.

(l) Section 10(b)(i)(B) of the Agreement is hereby amended by deleting the words “Transaction Notice and” in Section 10(b)(i)(B).

Caliber- Barclays—Amendment No. 5 to Master Repurchase Agreement—Page 4

(m) Section 10(b)(i)(J) of the Agreement is hereby amended by deleting such Section 10(b)(i)(J) in its entirety and replacing it with the following:

(J) With respect to any FHA Buyout Loan, (i) a Foreclosure and Workout Report and (ii) the certificate number for the mortgage insurance contract for such FHA Buyout Loan.

(n) Section 13(m) of the Agreement is hereby amended by deleting the words “Transaction Notice” in the second sentence of such clause (m) and replacing them with “written notice to Purchaser”.

(o) Section 16(h) of the Agreement is hereby amended by deleting such Section 16(h) in its entirety and replacing it with the following:

(h) FHA Buyout Loans. Subject to Section 11 hereof, with respect to each FHA Buyout Loan, (i) the Servicer shall pay or shall cause FHA to pay all “Part A” claims (and following the occurrence of an Event of Default all “Part A” and “Part B” claims) on such FHA Buyout Loan into the Collection Account within two (2) Business Days of receipt thereof, and (ii) the Servicer shall service such FHA Buyout Loan in Agency Compliance with all FHA requirements. Unless an Event of Default has occurred and is continuing hereunder, any foreclosure of an FHA Buyout Loan, and the resulting Eligible REO Property, shall be taken in the name of the Seller. Each FHA Buyout Loan is an FHA-insured mortgage loan. Each Eligible REO Property is entitled to the benefits of the FHA insurance policy with respect to the FHA Buyout Loan it was related to prior to foreclosure.

(p) Exhibit B to the Agreement is hereby amended by deleting clause (gg) and replacing it with the following:

(gg) Each of the Mortgaged Properties is located in the United States and consists of a single parcel or contiguous parcel of real property. No residence or dwelling is a mobile home (to the extent it is defined as a mobile home pursuant to criteria established by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc., and no residence or dwelling is a manufactured dwelling unless it is an Acceptable Manufactured Dwelling (as defined herein);

(q) Exhibit C of the Agreement is hereby amended by deleting such Exhibit C in its entirety and replacing it with the Exhibit C attached hereto as Schedule 1.

(r) The Table of Contents of the Agreement shall be amended by replacing “EXHIBIT C FORM OF TRANSACTION NOTICE” with “EXHIBIT C TRANSACTION NOTICE REPRESENTATIONS AND WARRANTIES” under the heading “EXHIBITS AND SCHEDULES”.

(s) Exhibit E of the Agreement is hereby amended by deleting the address for notices to the Seller and replacing such address with the following:

Caliber Home Loans, Inc. 1525 South Beltline Rd. Coppell, Texas 75019 Attention: John Hsu Phone: (214) 687-5638

Caliber- Barclays—Amendment No. 5 to Master Repurchase Agreement—Page 5

(t) Exhibit H of the Agreement is hereby amended by deleting such Exhibit H in its entirety and replacing it with the Exhibit H attached hereto as Schedule 2.

(u) The Table of Contents of the Agreement shall be amended by replacing “EXHIBIT H FORM OF SELLER MORTGAGE LOAN SCHEDULE” with “EXHIBIT H FORM OF MORTGAGE LOAN SCHEDULE” under the heading “EXHIBITS AND SCHEDULES”.

SECTION 3. Condition Precedent; Effectiveness. As a condition precedent to the effectiveness of this Amendment, the Agent, on behalf of the Purchasers, shall have received counterparts hereof duly executed by each of the parties hereto.

SECTION 4. Fees and Expenses. Seller agrees to pay the reasonable out of pocket costs and expenses incurred by the Agent and the Purchasers in connection with this Amendment (including all reasonable fees and out of pocket costs and expenses of Purchasers’ legal counsel) in accordance with Section 23 of the Agreement.

SECTION 5. Representations. Seller hereby represents to Purchasers and the Agent that as of the date hereof and taking into account the terms of this Amendment, Seller is in compliance in all respects with the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

SECTION 6. Binding Effect; Governing Law. THIS AMENDMENT SHALL BE BINDING AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

SECTION 7. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 8. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

Caliber- Barclays—Amendment No. 5 to Master Repurchase Agreement—Page 6

IN WITNESS WHEREOF, Seller, Barclays and Sutton have caused this Amendment to be executed and delivered by their duly authorized officers as of the date set forth above.

CALIBER HOME LOANS, INC., (Seller)

By:	/s/ William Dellal
Name:	William Dellal
Title:	Chief Financial Officer

BARCLAYS BANK PLC, (Purchaser and Agent)

By:	/s/ Joseph O’Doherty
Name:	Joseph O’Doherty
Title:	Managing Director

SUTTON FUNDING LLC (Purchaser)

By:	/s/ Ellen Kiernan
Name:	Ellen Kiernan
Title:	Vice President

Caliber- Barclays—Amendment No. 5 to Master Repurchase Agreement—Signature Page

SCHEDULE 1

EXHIBIT C

TRANSACTION NOTICE REPRESENTATIONS AND WARRANTIES

The Seller hereby certifies, as of each Purchase Date, that:

(1) The Eligible Mortgage Loans have the characteristics on the electronic file or computer tape or disc delivered by Seller to the Purchaser with respect thereto in connection with the related Transaction Notice;

(2) No Default or Event of Default has occurred as of the related Purchase Date (or to the extent existing, shall be cured after giving effect to such Transaction) nor will occur after giving effect to such Transaction as a result of such Transaction;

(3) Each of the representations and warranties made by the Seller in or pursuant to the Program Documents is true and correct in all material respects on and as of such date as if made on and as of the related Purchase Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

(4) the Seller is in compliance with all governmental licenses and authorizations and are qualified to do business and are in good standing in all required jurisdictions, except as would not be reasonably likely to have a Material Adverse Effect;

(5) Seller has maintained all Approvals (from and after the Effective Date or date on which Seller obtained such Approval, as applicable); and

(6) the Seller has satisfied all applicable conditions precedent in Sections 10(a) and (b) of the Repurchase Agreement and all other requirements of the Program Documents.

Seller further represents and warrants that: (1) (a) with respect to the Eligible Mortgage Loans subject to the Transaction requested herein that are not Wet-Ink Mortgage Loans, the documents constituting the Mortgage Files (as defined in the Custodial and Disbursement Agreement) and (b) with respect to Eligible Mortgage Loans that are Wet-Ink Mortgage Loans, the Mortgage Loan Schedule, in each case as more specifically identified on the Mortgage Loan Schedule delivered to Barclays, the Custodian and the Disbursement Agent in connection with such Transaction (the “Receipted Assets”), have been submitted to Custodian and Disbursement Agent and such required documents are to be held by the Custodian for the Purchaser, (2) all other documents related to such Receipted Assets (including, but not limited to, mortgages, insurance policies, loan applications and appraisals) have been or will be created and held by Seller for the Purchaser, (3) all documents related to such Receipted Assets withdrawn from Custodian shall be held by Seller for the Purchaser, and (4) upon the Purchaser’s wiring of the Purchase Price pursuant to Section 3(b) of the Repurchase Agreement, the Purchaser will have agreed to the terms of the Transaction as set forth on the related Mortgage Loan Schedule and purchased the Receipted Assets from the Seller. Seller hereby represents and warrants that the Receipted Assets have an unpaid principal balance as of the Purchase Date as set forth on the related Mortgage Loan Schedule.

SCHEDULE 2

EXHIBIT H

FORM OF MORTGAGE LOAN SCHEDULE

[attached electronically]